SUBJECT TO REVISION
SERIES TERM SHEET DATED NOVEMBER 17, 1998






[LOGO]




          Senior/Subordinated Pass-Through Certificates, Series 1998-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 1998-C transaction. The Series Term Sheet has been prepared by Bombardier Capital Mortgage Securitization Corporation for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Prudential Securities Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 1998-C, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.







Credit Suisse First Boston                   Prudential Securities Incorporated

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-C Pooling and Servicing Agreement (the "Agreement") to be dated as of November 1, 1998, among Bombardier Capital Mortgage Securitization Corporation, as Depositor, Bombardier Capital Inc., as Servicer, and Harris Trust and Savings Bank, as Trustee.

Class Designations
   Class A Certificates........................   Class A Certificates.
   Class M Certificates........................   Class M-1 and Class M-2 Certificates.
   Class B Certificates........................   Class B-1 and Class B-2 Certificates.
   Subordinated Certificates...................   Class M, Class B, Class X and Class R Certificates.
   Offered Certificates........................   Class A, Class M and Class B-1 Certificates.
   Offered Subordinated Certificates...........   Class M and Class B-1 Certificates.
The Offered Certificates........................  The Offered Certificates will be issued in the amounts and will bear the pass-through rates set forth below:

                                                                                  Initial           Pass-Through
                                                       Title of Class        Principal Amount(1)         Rate

                                              Class A Certificates......       $143,112,000                  .  %(2)
                                              Class M-1 Certificates....        $14,690,000                  .  %(2)
                                              Class M-2 Certificates....        $10,426,000                  .  %(2)
                                              Class B-1 Certificates....        $ 8,056,000                  .  %(2)

                                              (1) The initial principal amount of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.
                                              (2) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii) the Weighted
                                                  Average Net Asset Rate for the related Distribution Date.

Other Certificates........................... The Class B-2, Class X and Class R Certificates are not being offered hereby. The Class B-2, Class X and Class R Certificates are expected to be held initially by Bombardier Capital Mortgage Securitization Corporation
                                              (the "Company") or an affiliate of the Company, which may offer such
                                              Certificates in the future in one or more privately negotiated transactions. The Class B-2 Certificates will have an initial Certificate
                                              Principal Balance of approximately $8,530,000. The Pass-Through Rate for the Class B-2 Certificates on any Distribution Date will be equal to the lesser of (i) [ ]% per annum and (ii) the Weighted Average Net Asset Rate for such Distribution Date.

Denominations................................ The Offered Certificates will be Book-Entry Certificates only, and will be issued in minimum denominations of $1,000 and integral multiples of $1 in excess thereof in the case of the Class A Certificates and $25,000 and integral multiples of $1 in excess thereof in the case of the Class M and
                                              Class B-1 Certificates.

Cut-off Date................................. November 1, 1998.

Distribution Dates........................... The 15th day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in December 1998.

Record Date.................................. With respect to each Distribution Date the close of business on the last business day of the month preceding the month in which such Distribution
                                              Date occurs (each, a "Record Date").


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

Interest Accrual Period...................... With respect to each Distribution Date, the calendar month preceding the month in which the Distribution Date occurs (each, an "Interest Accrual
                                              Period"). Interest on the Offered Certificates and the Class B-2
                                              Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Distributions................................ Distributions to Certificateholders generally will be applied first to the payment of interest, second to the payment of any unpaid principal and third, if any principal is then due, to the payment of principal of the related Class of Certificates. The principal amounts generally will be distributed to the extent of the Available Distribution Amount after payment of interest and interest shortfalls on the Certificates, first to the Class A Certificateholders and then to each Class of Subordinate
                                              Certificateholders based on their respective priorities (i.e., first to the Class M-1 Certificateholders, then to the Class M-2
                                              Certificateholders, then to the Class B-1 Certificateholders and then to the Class B-2 Certificateholders). Prior to the Cross-over Date or on any
                                              Distribution Date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A Certificates;
                                              otherwise principal will be allocated pro rata among the Class A, the
                                              Class M-1, the Class M-2, the Class B-1 and the Class B-2 Certificates.

                                               ---------------------------------------------------------------
                                              |                                                               |
                                              |                                                               |
                                              |                                                               |
                                              |                                |------------------------------|
                                              |                                |              M-1             |
                                              |                                |------------------------------|
                                              |                                |              M-2             |
                                              |                                |------------------------------|
                                              |               A                |              B-1             |
                                              |                                |------------------------------|
                                              |                                |              B-2             |
                                              |--------------------------------|------------------------------|


Available Distribution Amount................ The "Available Distribution Amount" for a Distribution Date generally will include (1)(a) Monthly Payments of principal and interest due on the
                                              Assets during the related Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and
                                              (b) unscheduled payments received with respect to the Assets during the related Prepayment Period, including Principal Prepayments, proceeds of repurchases, Net Liquidation Proceeds and Net Insurance Proceeds, less
                                              (2)(a) Servicing Fees for the related Collection Period, (b) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (c) amounts required to reimburse the
                                              Servicer for certain reimbursable expenses in accordance with the
                                              Agreement and (d) amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset in accordance with the
                                              Agreement.

Overcollateralization........................ Excess interest collections will be applied, to the extent available, to make accelerated payments of principal on the Certificates. The "Target
                                              Overcollateralization Amount" generally shall mean, (i) for any
                                              Distribution Date prior to the Cross-over Date, 4.75% of the Pool
                                              Scheduled Principal Balance as of the Cut-off Date and (ii) for any other
                                              Distribution Date, the lesser of (x) 4.75% of the Pool Scheduled Principal
                                              Balance as of the Cut-off Date and (y) 8.3125% of the Pool Scheduled
                                              Principal Balance for the next succeeding Distribution Date; provided, however, that in no event shall the Target Overcollateralization Amount be less than 1.25% of the Pool Scheduled Principal Balance as of the Cut-off
                                              Date. On the Closing Date, the initial overcollateralization amount shall equal 2.50% of the Pool Scheduled Principal Balance as of the Cut-off
                                              Date.

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

Certificate Structure Considerations......... The primary credit support for the Class A Certificates is the subordination of the Subordinated Certificates; for the Class M-1
                                              Certificates is the subordination of the Class M-2, Class B, Class X and the Class R Certificates; for the Class M-2 Certificates is the
                                              subordination of the Class B, Class X, and Class R Certificates; for the
                                              Class B-1 Certificates is the subordination of the Class B-2, Class X and the Class R Certificates.



Subordination of the Offered Subordinated
  Certificates............................... The rights of the Class M-1 Certificateholders to receive distributions of principal will be subordinated to such rights of the Class A
                                              Certificateholders to receive distributions of principal and interest.
                                              Interest and interest shortfalls (other than interest on any Writedown
                                              Amounts) on the Class M-1 Certificates will not be subordinated to principal payments on the Class A Certificates. The rights of the Class
                                              M-2 Certificateholders to receive distributions of principal will be subordinated to such rights of the Class A and Class M-1
                                              Certificateholders to receive distributions of principal and interest.
                                              Interest and interest shortfalls (other than interest on any Writedown
                                              Amounts) on the Class M-2 Certificates will not be subordinated to principal payments on the Class A and the Class M-1 Certificates. The rights of the Class B-1 Certificateholders to receive distributions of principal similarly will be subordinated to the rights of the Class A and
                                              Class M Certificateholders to receive distributions of principal and interest. Interest and interest shortfalls (other than interest on any
                                              Writedown Amounts) on the Class B-1 Certificates will not be subordinated to principal payments on the Class A and Class M Certificates.

Cross-over Date.............................  The later to occur of (a) the Distribution Date occurring in December 2003 or (b) the first Distribution Date on which the then-current credit enhancement for the Class A Certificates is equal to or exceeds 1.75 times the initial credit enhancement for the Class A Certificates.

Principal Distribution Tests................. The Principal Distribution Tests will be met in respect of a Distribution
                                              Date if (i) the Average Sixty-Day Delinquency Ratio does not exceed 5.00%;
                                              (ii) the Average Thirty-Day Delinquency Ratio does not exceed 7.00%; (iii)
                                              the Cumulative Realized Losses do not exceed a certain specified percentage of the Cut-off Date Pool Balance, depending on the year in which such Distribution Date occurs (set forth in the Agreement); and (iv)
                                              the Current Realized Loss Ratio does not exceed 2.75%.

Realized Losses on Liquidated Assets......... The Principal Distribution Amount for any Distribution Date is intended to include the Scheduled Principal Balance of each Asset that became a
                                              Liquidated Asset during the preceding calendar month. A Realized Loss will be incurred on a Liquidated Asset in the amount, if any, by which the Net
                                              Liquidation Proceeds from such Liquidated Asset are less than the Unpaid
                                              Principal Balance of such Liquidated Asset, plus accrued and unpaid interest thereon (to the extent not covered by Servicing Advances, if any, with respect to such Liquidated Asset), plus amounts reimbursable to the
                                              Servicer for previously unreimbursed Servicing Advances. The amount of the
                                              Realized Loss, if any, in excess of the sum of (1) the amount of interest collected on the nondefaulted Assets in excess of certain Interest
                                              Distribution Amounts and Carryover Interest Distribution Amounts required to be distributed on the Class A, Class M and Class B Certificates and any
                                              portion of such interest required to be paid to the servicer as servicing compensation ("Excess Interest") and (2) the Current Overcollateralization
                                              Amount will be allocated to the Subordinated Certificates as a Writedown
                                              Amount in reduction of their respective Certificate Principal Balances as described below.

                                                           3


Allocation of Writedown Amounts.............. The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal Balance of all
                                              Certificates, after taking into account all distributions to be made on such Distribution Date, exceeds the Pool Scheduled Principal Balance of the Assets for the next Distribution Date. The Writedown Amount will be allocated among the Classes of Subordinated Certificates in the following order of priority:


                                              (1) first, to the Class B-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;


                                              (2) second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;


                                              (3) third, to the Class M-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and


                                              (4) fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.


Advances..................................... For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I Advance") in respect of any delinquent Monthly Payment on any Asset that was due during the related Collection Period that will, in the Servicer's judgment, be recoverable from late payments on or
                                              Liquidation Proceeds from such Asset. The Servicer will also be obligated to make Advances ("Servicing Advances" and, together with P&I Advances,
                                              "Advances") in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing Advances recoverable out of Liquidation
                                              Proceeds from the related Asset or from collections on the related Asset.
                                              P&I Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances.



Final Scheduled Distribution Date............ The Final Scheduled Distribution Date for each Class of the Offered
                                              Certificates will be the January 2029 Distribution Date. The Final
                                              Scheduled Distribution Date has been determined by adding three months to the maturity date of the Asset with the latest stated maturity.

Optional Termination......................... Either the Servicer or the holders of a majority in interest of the Class
                                              R Certificates (the "Residual Majority"), at their respective options and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust Estate on any Distribution Date occurring on or after the Distribution Date on which the sum of the Certificate
                                              Principal Balance of the Certificates is less than or equal to 10% of the sum of the original Certificate Principal Balance of the Certificates.

Auction Sale................................. If neither the Servicer nor the Residual Majority exercises its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to
                                              Certificateholders.

The Assets................................... The Trust will consist of (1) manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, and (2) mortgage loans secured by first liens on the real estate on which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans" and collectively with the Contracts, the
                                              "Assets"). The Asset Pool consists of 5,167 Contracts having an aggregate
                                              Scheduled Principal Balance as of the Cut-off Date of $189,552,960.29.
                                              Approximately 3.70% of the Asset Pool is comprised of Assets that are
                                              Mortgage Loans.

                                              As of the Cut-off Date, the Assets were secured by Manufactured Homes or
                                              Mortgage Properties located in 26 states, and approximately 25.95%,
                                              11.03%, 9.60%, 8.72%, 6.34%, 5.91% and 5.62% of the Assets were secured by
                                              Manufactured Homes located in Texas, South Carolina, Georgia, Alabama,
                                              Mississippi, Arkansas and North Carolina, respectively (based on property addresses of the Obligors on the Assets as of the Cut-off Date). Monthly
                                              Payments of principal and interest on the Assets will be due on various days throughout each Collection Period (each a "Due Date"). The annual percentage rates on the Assets ranged from 6.50% to 15.00%, with a weighted average of approximately 9.91%, as of the Cut-off Date. The
                                              Assets had remaining terms to stated maturity as of the Cut-off Date of at least 57 months but not more than 360 months and original terms to stated
                                              maturity of at least 60 months but not more than 360 months. As of the
                                              Cut-off Date, the Assets had a weighted average original term to stated
                                              maturity of approximately 323 months, and a weighted average remaining terms to stated maturity of approximately 321 months. As of the Cut-off
                                              Date, no fewer than 93.28% of the Assets were secured by Manufactured
                                              Homes which were new at the time the related Assets were originated. As of the Cut-off Date, no more than 6.72% of the Assets were secured by
                                              Manufactured Homes which were used at the time the related Assets were originated.



Certain Federal Income Tax
  Consequences............................... For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits ("REMIC"). The Class A,
                                              Class M, Class B and Class X Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R
                                              Certificates will be treated as the sole class of "residual interests" in a REMIC for federal income tax purposes.


ERISA Considerations......................... Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities,
                                              Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the
                                              Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan
                                              ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

                                              Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions and therefore may be purchased only by persons who either are not Plan Investors or certain insurance companies using the assets of their general account.

Legal Investment Considerations.............. The Class A and Class M-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

                                              The Class M-2 and Class B Certificates are not "mortgage related securities" for purposes of SMMEA because such Certificates are not rated in one of the two highest rating categories by a nationally recognized rating agency.


Ratings...................................... It is a condition to the issuance of the Certificates that they be rated as follow:

                                                                 S&P                              Fitch
                                                                 ---                              -----
     Class A.................................                    AAA                               AAA
     Class M-1...............................                    AA-                                AA
     Class M-2...............................                     A                                 A
     Class B-1...............................                    BBB                               BBB


         Whenever reference is made herein to a percentage of the Asset Pool by Scheduled Principal Balance, the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

               Geographical Distribution of Manufactured Homes(1)

                                  Number of                               Percentage of
Geographic Location                Assets          Aggregate SPB        Asset Pool by SPB
-------------------                ------          -------------        -----------------

Alabama....................           458         $ 16,533,840                 8.72%
Arizona....................            86            2,910,001                 1.54
Arkansas...................           342           11,201,370                 5.91
California.................            12              480,813                 0.25
Colorado...................            18              658,557                 0.35
Florida....................           364           15,116,832                 7.98
Georgia....................           481           18,192,973                 9.60
Illinois...................             5              224,119                 0.12
Indiana....................             1               32,907                 0.02
Iowa.......................             3              116,749                 0.06
Kansas.....................             2               78,851                 0.04
Kentucky...................            64            1,962,737                 1.04
Louisiana..................           197            6,444,564                 3.40
Michigan...................            17              629,392                 0.33
Mississippi................           337           12,013,647                 6.34
Missouri...................           106            3,564,855                 1.88
New Mexico.................           161            6,175,354                 3.26
North Carolina.............           296           10,648,951                 5.62
Oklahoma...................            88            3,429,097                 1.81
Pennsylvania...............             3              110,649                 0.06
South Carolina.............           553           20,910,125                11.03
Tennessee..................           222            7,578,620                 4.00
Texas......................         1,310           49,192,774                25.95
Virginia...................            29              927,001                 0.49
West Virginia..............             5              122,880                 0.06
Wyoming....................             7              295,302                 0.16
                                    -----         -----------                ------
   Total...................         5,167         $189,552,960               100.00%

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        Year of Origination of Assets (1)

                                 Number of                               Percentage of
Year of Origination               Assets         Aggregate SPB         Asset Pool by SPB
-------------------               ------         -------------         -----------------

    1997.....................         21       $     593,845                  0.31%
    1998.....................      5,146         188,959,115                 99.69
                                   -----         -----------                 -----
         Total...............      5,167        $189,552,960                100.00%

(1) The weighted average seasoning of the Assets was approximately 2 months as of the Cut-off Date.


                    Distribution of Original Asset Amounts(1)

Original Asset Amount              Number of                               Percentage of
                                    Assets         Aggregate SPB         Asset Pool by SPB
                                    ------         -------------         -----------------

$   5,000 - $   9,999........            5     $        45,556                  0.02%
$  10,000 - $  14,999..........        172           2,127,544                  1.12
$  15,000 - $  19,999..........        223           3,927,868                  2.07
$  20,000 - $  24,999..........        421           9,655,126                  5.09
$  25,000 - $  29,999..........        799          22,010,130                 11.61
$  30,000 - $  34,999..........      1,071          34,797,158                 18.36
$  35,000 - $  39,999..........        704          26,217,725                 13.83
$  40,000 - $  44,999..........        572          24,299,117                 12.82
$  45,000 - $  49,999..........        407          19,211,265                 10.14
$  50,000 - $  54,999..........        289          15,096,395                  7.96
$  55,000 - $  59,999..........        190          10,887,330                  5.74
$  60,000 - $  64,999..........        151           9,363,790                  4.94
$  65,000 - $  69,999..........         77           5,187,479                  2.74
$  70,000 - $  74,999..........         41           2,965,462                  1.56
$  75,000 - $  79,999..........         19           1,463,045                  0.77
$  80,000 - $  84,999..........         12             985,494                  0.52
$  85,000 - $  89,999..........          6             520,330                  0.27
$  90,000 - $  94,999..........          2             186,718                  0.10
$  95,000 - $  99,999..........          2             193,071                  0.10
$100,000 or more...............          4             412,359                  0.22
                                     -----        ------------                ------
     Total.....................      5,167        $189,552,960                100.00%

(1) The highest original Asset amount was $109,040, which represents 0.06% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $36,758 as of the Cut-off Date.


                                 Asset Rates (1)

                                 Number of                                 Percentage of
Asset Rate                         Assets          Aggregate SPB         Asset Pool by SPB
----------                         ------          -------------         -----------------

6.000% - 6.999%............            3         $     206,974                  0.11%
7.000% - 7.999%............          181             9,777,377                  5.16
8.000% - 8.999%...........           905            41,129,737                 21.70
9.000% -   9.999%..........          518            21,932,629                 11.57
10.000% - 10.999%..........        2,081            73,584,664                 38.82
11.000% - 11.999%..........          774            25,077,470                 13.23
12.000% - 12.999%..........          592            15,594,286                  8.23
13.000% - 13.999%..........          110             2,205,454                  1.16
14.000% - 14.999%..........            2                22,023                  0.01
15.000% - 15.999%..........            1                22,347                  0.01
                                   -----          ------------                ------
     Total.................        5,167          $189,552,960                100.00%
                                   =====           ============               ======

(1) The weighted average Asset Rate was approximately 9.91% as of the Cut-off Date.


              Remaining Terms to Maturity of Assets (In Months) (1)

Remaining to Term                Number of                                 Percentage of
to Maturity                        Assets          Aggregate SPB         Asset Pool by SPB
-----------                        ------          -------------         -----------------

  1 - 120 months...........          161        $    2,500,704                  1.32%
121 - 156 months...........           40               684,754                  0.36
157 - 180 months...........          365             7,989,597                  4.22
181 - 240 months...........        1,068            33,156,696                 17.49
241 - 300 months...........          463            14,413,184                  7.60
301 - 360 months...........        3,070           130,808,026                 69.01
                                   -----           -----------                 -----
  Total....................        5,167           $189,552,960               100.00%
                                   =====           ============               ======

(1) The weighted average remaining term to maturity of the Assets was approximately 321 months as of the Cut-off Date.


                Original Terms to Maturity Assets (In Months) (1)

Original Term                    Number of                                 Percentage of
to Maturity                        Assets          Aggregate SPB         Asset Pool by SPB
-----------                        ------          -------------         -----------------

    1 - 120 months.........          161        $    2,500,704                  1.32%
121 - 156 months...........           40               684,754                  0.36
157 - 180 months...........          365             7,989,597                  4.22
181 - 216 months...........            3                76,165                  0.04
217 - 240 months...........        1,065            33,080,531                 17.45
241 - 300 months...........          463            14,413,184                  7.60
301 - 360 months...........        3,070           130,808,026                 69.01
                                   -----           -----------                 -----
  Total....................        5,167           $189,552,960               100.00%
                                   =====           ============               ======

(1) The weighted average original term to maturity of the Assets was approximately 323 months as of the Cut-off Date.


           Distribution of Original Loan-to-Value Ratios of Assets(1)

                                    Number of                             Percentage of
Loan-to Value Ratio(2)                Assets        Aggregate SPB       Asset Pool by SPB
----------------------                ------        -------------       -----------------
50%  or  less................            11         $    279,403                0.15%
51% - 55%....................             3               46,340                0.02
56% - 60%....................             8              274,500                0.14
61% - 65%....................            18              590,532                0.31
66% - 70%....................            30            1,185,176                0.63
71% - 75%....................            61            2,321,802                1.22
76% - 80%....................           259            8,751,998                4.62
81% - 85%....................           693           24,643,066               13.00
86% - 90%....................         2,833          103,892,481               54.81
91% - 95%....................         1,194           47,124,367               24.86
96% - 100%...................             7              443,296                0.23
                                      -----         ------------              ------
     Total...................         5,167         $189,552,960              100.00%
                                      =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 88.59% as of the Cut-off Date. (2) Rounded to nearest 1%.

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